Exhibit 16.1
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Letterhead of S. W. Hatfield, CPA
---------------------------------



October 11, 2004


U. S. Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Gentlemen:

On October 11, 2004, this Firm received a draft copy of a Form 8-K to be filed by Million Dollar Saloon, Inc. (Company) (SEC File #0-27006, CIK #1002396) reporting an Item 4 - Changes in Registrant's Certifying Public Accountant.

We have no disagreements with the statements made in the draft Form 8-K, Item 4 disclosures provided to us.

Yours truly,

/s/ S. W. Hatfield, CPA
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S. W. Hatfield, CPA Dallas, Texas

                        Letterhead of S. W. Hatfield, CPA
                        ---------------------------------


October 8, 2004


Board of Directors
Million Dollar Saloon, Inc.
6848 Greenville Avenue
Dallas TX 75231

RE:      SEC File #: 0-27006
         CIK #: 1002396

Gentlemen:

Pursuant to the partner rotation rules and requirements of both the U. S. Securities and Exchange Commission and Sarbanes-Oxley Act of 2002; we wish to inform you that the certified public accounting firm of S. W. Hatfield, CPA will be unable to continue as your auditors, effective after our review of your September 30,2 004 financial statements and Form 10-QSB.

Accordingly, we hereby tender our resignation as the auditor of record for Million Dollar Saloon, Inc., effective upon the filing of your Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004.

Further, by copy of this letter to the U. S. Securities and Exchange Commission, we hereby confirm that the client- auditor relationship between Million Dollar Saloon, Inc. (SEC File #0-27006, CIK #1002396) will cease upon your filing of the Form 10-QSB for the quarter ended September 30, 2004.

Yours truly,
S. W. HATFIELD, CPA

/s/ Scott W. Hatfield

                             Scott W. Hatfield, CPA

SWH/

cc:      Office of the Chief Accountant
         SECPS Letter File
         Securities and Exchange Commission
         Mail Stop 9-5
         450 Fifth Street, NW
         Washington, DC 20549